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                                                                    EXHIBIT 99.2

                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  SECOND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver") dated as of March 16, 1999, among SERVICE MERCHANDISE COMPANY, INC., a Tennessee corporation (the "Borrower"), the financial institutions and other entities listed on the signature pages of this Waiver (collectively, the "Lenders" and each individually, a "Lender"), CITICORP USA, INC., a Delaware corporation, as collateral and administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BANKBOSTON, N.A., a national banking capacity, the "Administrative Agent"), and BANKBOSTON, N.A., a national banking association, as documentation agent and collateral monitoring agent for the Lenders.

                                  WITNESSETH:

                  WHEREAS, pursuant to the Second Amended and Restated Credit Agreement dated as of January 20, 1999, as amended by the First Amendment and Waiver thereto dated as of February 25, 1999 (as amended, the "Credit Agreement") the Lenders have agreed to make, and have made, Loans to the borrower and have issued Letters of Credit for the account of the Borrower.

                  WHEREAS, certain creditors of the Borrower commenced an involuntary case under chapter 11 of the United State Bankruptcy Code concerning the Borrower on March 15, 1999 by filing a petition against the Borrower under said chapter 11 (the "Involuntary Petition") and the Borrower announced that its Board of Directors had authorized the company to commence a voluntary case under said chapter as soon as practicable (said resolution and any action taken to implement same, the "Board Action"); and

                  WHEREAS, the Borrower has requested that the Lenders waive the Default that has arisen as a result of the Involuntary Petition and the Board Action, such waiver to be effective until the earlier to occur of (i) the date on which an order for relief under chapter 11 of the United States Bankruptcy Code is entered or deemed entered in a case under said chapter concerning the Borrower or any of its Restricted Subsidiaries and (ii) April 5, 1999 (the "Waiver Termination Date");

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized items used herein and not otherwise defined are used herein as defined in the Credit Agreement.

                  2. WAIVER IN RESPECT OF SECTION 9(F)(II). The Lenders hereby waive the Default which exists solely as the result of the Involuntary Petition and the Board Action,


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provided that such Waiver shall only be effective until the Waiver Termination
Date (as such term is defined in the recitals to this Waiver).

                  3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS WAIVER. This Amendment shall become effective as of the date hereof on the date (the "Waiver Effective Date") when the following conditions precedent have been satisfied;

                           (a) Certain Documents. The Administrative Agent shall have received, on or before the Waiver Effective Date, all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

                                    (i)     this Waiver, executed by the
                  Borrower and the Lenders constituting the Majority Lenders and the Majority Revolving Credit Lenders;

                                    (ii)     an Acknowledgment substantially in
                  the form of Exhibit B attached hereto executed by each Subsidiary Guarantor; and

                                    (iii)    such additional documentation as
                  the Agents or the Majority Revolving Credit Lenders may reasonably require.

                           (b) Representations and Warranties. Except as waived hereby, each of the representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, and the other Loan Documents to which the Borrower or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Waiver Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                           (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver shall be satisfactory in all respects in form and substance to the Administrative Agent and the [Majority Lenders and] the Majority Revolving Credit Lenders.

                           (d) No Event of Default. After giving effect to the waivers in Section 2 hereof, no Event of Default or Default shall have occurred and be continuing on the Waiver Effective Date.

                  9. Representations and Warranties. On and as of the date hereof after giving effect to this Waiver, the Borrower hereby represents and warrants to the Lenders as follows:

                           (a) Each of the representations and warranties contained in Section 5 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the such date as if made on and as of such date, except to the extent


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         that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

                  (b) No Default or Event of Default has occurred and is continuing.

                  10. CONTINUING EFFECT: NO OTHER AMENDMENTS. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waiver contained herein shall not constitute a waiver of any other provision of the Credit Agreement or the other Loan Documents or for any other purpose except as expressly set forth herein.

                  11. FEES, COSTS AND EXPENSES. The borrower agrees to pay on demand in accordance with the terms of Section 11.5 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto.

                  12.      GOVERNING LAW: COUNTERPARTS: MISCELLANEOUS.

                           (a) THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF
         THE STATE OF NEW YORK.

                           (b) This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                           (c) Section captions used in this Waiver are for conveniences only and shall not affect the construction of this Amendment.

                           (d) From and after the effective date hereof, all references in the Credit Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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                                                                       EXHIBIT B

                                 ACKNOWLEDGMENT

         Reference is hereby made to the Subsidiaries Guarantee (as defined in the Credit Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing First Amendment and Waiver to Second Amended and Restated Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigneds' Subsidiaries Guarantee or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby affirmed.

                     B.A. PARGH, INC.
                     H.J. WILSON CO., INC.
                     H.J. WILSON CO. REALTY, INC.
                     HOMEOWNERS WAREHOUSE, INC.
                     SERVICE MERCHANDISE CO. BROAD, INC.
                     SERVICE MERCHANDISE COMPANY OF IOWA, INC.
                     SERVICE MERCHANDISE CO. NO. 30, INC.
                     SERVICE MERCHANDISE CO. NO. 34, INC.
                     SERVICE MERCHANDISE CO. NO. 35, INC.
                     SERVICE MERCHANDISE CO. NO. 51, INC.
                     SERVICE MERCHANDISE CO. NO. 93, INC.
                     SERVICE MERCHANDISE CO. NO. 99, INC.
                     SERVICE MERCHANDISE FINANCIAL CO, INC.
                     SERVICE MERCHANDISE INDIANA PARTNERS (by its
                          Partners, Service Merchandise Co., No. 34, Inc., and Service Merchandise Co. No. 35, Inc.)
                     SERVICE MERCHANDISE OF TENNESSEE LIMITED PARTNERSHIP
                          (by its General Partner, Service Merchandise
                          Company, Inc.)
                     SERVICE MERCHANDISE OF TEXAS LIMITED
                     PARTNERSHIP (by its General Partner, Service
                          Merchandise Company, Inc.)
                     SMC-HC, INC.
                     THE TOY STORE, INC.
                     WHOLESALE SUPPLY COMPANY, INC.


                     By:      /s/ Bettina Whyte
                        --------------------------------------------------------
                              Bettina Whyte
                              CEO


                                ACKNOWLEDGMENT TO
                          FIRST AMENDMENT AND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                    CITICORP USA, INC.
                                    as Administrative Agent, as a Lender



                                    By: /s/
                                       -----------------------------------------
                                       Keith R. Karako
                                       Vice President



                                    CITIBANK, N.A.
                                    as an Issuing Bank



                                    By: /s/
                                       -----------------------------------------
                                       Keith R. Karako
                                       Vice President














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                BANKBOSTON, N.A.,
                                as Documentation Agent and Collateral Monitoring Agent, as a Lender, and as an Issuing Bank



                                By: /s/ Betsy Ratto
                                   ---------------------------------------------
                                   Betsy Ratto
                                   Vice President














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                    NATIONAL CITY COMMERCIAL FINANCE,
                                    INC., as a Lender



                                    By: /s/ Elizabeth M. Lynch
                                       -----------------------------------------
                                       Name:
                                       Title:














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                    HELLER FINANCIAL, INC.
                                    as a Lender



                                    By: /s/ Thomas W. Bukowski
                                       -----------------------------------------
                                       Name:
                                       Title:














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                    FOOTHILL INCOME TRUST, L.P.,
                                    as a Lender

                                    By:  FIT GP, LLC,
                                         its general partner



                                         By: /s/ John Nicholl
                                            ------------------------------------
                                            Name: John Nicholl
                                            Title:  Managing Member



                                    FOOTHILL CAPITAL CORPORATION
                                    as a Lender



                                    By: /s/ Michael P. Baranowski
                                       -----------------------------------------
                                       Name:
                                       Title:














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                    JACKSON NATIONAL LIFE INSURANCE
                                    COMPANY, as a Lender

                                    By:  PRM FINANCE, INC.,
                                         its general partner



                                         By: /s/ Jeffrey J. Podwika
                                            ------------------------------------
                                            Name:
                                            Title:  Attorney-in-Fact














                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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         IN WITNESS WHEREOF, the undersigned parties have executed this SECOND
WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT to be effective for all purposes as of the Effective Date.

                                  SERVICE MERCHANDISE COMPANY, INC.,
                                  as the Borrower



                                  By:  /s/ Bettina Whyte
                                     -------------------------------------------
                                       Bettina Whyte
                                       CEO
















                                SIGNATURE PAGE TO
                                SECOND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT